UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2015

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2015, the Compensation Committee of the Board of Directors of Baker Hughes Incorporated (the “Company”) adopted an amendment to the Baker Hughes Incorporated Annual Incentive Compensation Plan for Employees (the “Plan”). The amendment provides that employees of the Company who are officers subject to the requirements of Section 16 of the Exchange Act are eligible to participate in the Plan. The amendment also provides that for any year that ends prior to the Effective Time (as such term is defined in the Agreement and Plan of Merger dated as of November 16, 2014 among Halliburton Company, Red Tiger LLC and the Company), the Compensation Committee may provide employees with the target amounts of their bonuses under the Plan if such amounts are greater than the bonus amounts that would be payable under the Plan based on actual performance. Finally, the amendment provides that the maximum annual Final Award any individual who is an officer subject to Section 16 of the Exchange Act may receive under the Plan is $4,000,000. The Plan target bonus percentages for Martin S. Craighead, Kimberly A. Ross, Alan R. Crain, Belgacem Chariag, and Derek Mathieson are 72%, 60%, 48%, 48%, and 48%, respectively, of such officer’s base salary.
The Plan generally provides eligible employees with the opportunity to earn cash bonuses based on the achievement of specific Company-wide, business unit, functional and individual performance goals. The Plan is substantially similar to the Baker Hughes Incorporated Annual Incentive Compensation Plan for officers; however, the Plan is not intended to provide for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”) and does not contain certain Section 162(m) features.
No awards will be granted under the Baker Hughes Incorporated Annual Incentive Compensation Plan for officers for the 2015 performance period.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the aforementioned documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1*	Baker Hughes Incorporated Amended and Restated Annual Incentive Compensation Plan for Employees, effective as of January 23, 2014.
10.2*	Amendment to the Amended and Restated Baker Hughes Incorporated Annual Incentive Compensation Plan for Employees, as adopted on March 13, 2015.
* Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: March 13, 2015	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Baker Hughes Incorporated Amended and Restated Annual Incentive Compensation Plan for Employees, effective as of January 23, 2014.
10.2*	Amendment to the Amended and Restated Baker Hughes Incorporated Annual Incentive Compensation Plan for Employees, as adopted on March 13, 2015.

* Filed herewith.